                EXHIBIT 10(u) TO SYMIX SYSTEMS, INC. 1998 FORM 10-K

                      THIRD AMENDMENT TO LOAN AGREEMENT AMONG
                SYMIX SYSTEMS, INC. and SYMIX COMPUTER SYSTEMS, INC.
                                       AND
                                   BANK ONE, NA
                             DATED AS OF MAY 20, 1996

     THIS THIRD AMENDMENT ("Third Amendment") is dated as of June 1, 1998, between SYMIX SYSTEMS, INC., an Ohio corporation ("SSI") and SYMIX COMPUTER SYSTEMS, INC., an Ohio corporation ("SCSI" and, collectively with SSI, the "Companies") and BANK ONE, NA, a national association ("Bank One").

                                    WITNESSETH:

     WHEREAS, the Companies and Bank One, parties to that certain Loan Agreement dated as of May 20, 1996, amended by First Amendment dated as of August 13, 1997 and further amended by Second Amendment dated as of March 4, 1998 (the "Agreement"), have agreed to amend the Agreement on the terms and conditions hereinafter set forth. Terms not otherwise defined herein are used as defined in the Agreement as amended hereby.

     NOW, THEREFORE, the Companies and Bank One hereby agree as follows:

     SECTION 1. AMENDMENT OF THE AGREEMENT. The Agreement is, effective the date hereof, hereby amended as follows:

          1.1. Section 1.1.1 shall be amended and restated in its entirety as follows:

                 1.1.1. AMOUNT. Bank One hereby agrees to lend the Borrowers the maximum aggregate amount of Fifteen Million Dollars ($15,000,000) in the form of revolving credit loans under the Revolving Credit Notes in the maximum collective amount of Fifteen Million Dollars ($15,000,000), minus the drawn or undrawn principal amount of any letter of credit or other independent undertaking issued by Bank One for the account of the Borrowers (the "Credit Commitment").

          1.2. Section 1.1.2 shall be amended and restated in its entirety as follows:

                 1.1.2. DISBURSEMENTS. The Companies shall execute and deliver to Bank One the amended and restated revolving credit note in the form of Exhibit A-4 attached hereto (the "$13,000,000 Revolving Credit Note") and the Borrowers shall execute and deliver to Bank One the revolving credit note in the form of Exhibit A-5 attached hereto (the "$2,000,000 Revolving Credit Note" and, collectively with the $13,000,000 Revolving Credit Note, the "Revolving Credit Notes"). Bank One may make disbursements to the Borrowers from time to time in principal amounts at any one time outstanding up to an amount that equals the lesser of (a) the Credit Commitment or (b) the Borrowing Base. Subject to the terms and conditions of the Agreement, the Borrowers may borrow, repay and reborrow loans under the Revolving Credit Notes from Bank One at any time or from time to time, without penalty, from the date of the Agreement until the earlier of (a) March 31, 2001 or (b) the date amounts owing hereunder or under the Revolving Credit Notes become due and payable, whether through acceleration or any other cause.

          1.3. In Section 1.1.4(a) and (b) and in Section 1.2.4(a) and (b), the word "month" shall be deleted and the word "quarter" shall be inserted in its place each time it is used. In addition, throughout Section 1.1.4, the words "October 31, 1999" shall be deleted and the words "March 31, 2001" shall be inserted in their place.

          1.4. In Section 1.1.4(b), the words "two hundred (200) basis points" shall be deleted and the words "one hundred seventy-five (175) basis points" shall be inserted in their place.

          1.5. Section 1.1.4(c) shall be amended and restated in its entirety as follows:

                 LEVERAGE BASED PRICING. If, at the end of any calendar quarter, the Leverage Ratio is less than or equal to 1.5 to
                 1.0 and greater than 1.0 to 1.0, the interest rate for the succeeding calendar quarter shall be adjusted to, as appropriate, either the Prime Rate minus one-eighth of one percent (0.125%) or one hundred fifty (150) basis points in excess of the Benchmark Rate. If, at the end of any calendar quarter, the Leverage Ratio is less than or equal to 1.0 to 1.0, the interest rate for the succeeding calendar quarter shall be adjusted to, as appropriate, either the Prime Rate minus one-fourth of one percent (0.250%) or one hundred twenty-five (125) basis points in excess of the Benchmark Rate.

          1.6. In Section 1.1.5, the fraction "three-eighths percent (3/8%)" shall be deleted and replaced with "one-fourth percent (1/4%)" and the words "payable quarterly commencing on June 29, 1996" shall be deleted and the words "payable monthly commencing on June 30, 1998" shall be inserted in their place. In addition, the following shall be added at the end of the first sentence of
Section 1.1.5: "; PROVIDED, HOWEVER, THAT THE facility fee rate shall be reduced from one-quarter percent (1/4%) to one-eighth percent (1/8%) if the Companies usage of the Revolving Credit Note averages more than $7,500,000 for each day during the month."

          1.7.   Section 1.2 shall be deleted in its entirety.

          1.8. In Section 4.1, the words "Audited Consolidated Financial Statements" shall be deleted and the words "Audited Consolidated and Consolidating Financial Statements" shall be inserted in their place.

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

          1.9. In Section 4.2, the words "Consolidated Financial Statements" shall be deleted and the words "Consolidated and Consolidating Financial Statements" shall be inserted in their place.

          1.10.  The following shall be added to the end of Section 4.3:

                 The Chief Financial Officer of SSI shall deliver the Covenant Compliance Certificate to Bank One (in the form attached hereto as Exhibit 4.3) within 30 days of the end of each fiscal quarter.

          1.11.  A new Section 4.18 shall be added to the Agreement as follows:

                 4.18. ACCOUNTS RECEIVABLE REPORTING. SCSI will furnish to Bank One as soon as practicable after the end of each calendar month, and in any event within 10 days thereafter, a summary Accounts aging report in a format acceptable to Bank One and a Borrowing Base Certificate for such month. From time to time, SCSI shall be required to deliver detailed aging schedules, trial balances, test verifications of Accounts and other reports reasonably requested by Bank One.

          1.12.  A new Section 4.19 shall be added to the Agreement as follows:

                 4.19. RETENTION OF CERTAIN OFFICERS. The Companies shall retain the services of Stephen A. Sasser and Lawrence W. DeLeon, or persons of similar experience and reputation to serve in such office.

          1.13.  A new Section 4.20 shall be added to the Agreement as follows:

                 4.20. PLEDGE OF INTERCOMPANY NOTE. The Companies shall cause all the Non-Obligor Subsidiaries to execute an intercompany promissory note that evidences all borrowings the Non-Obligor Subsidiaries make from the Companies of funds borrowed under the $13,000,000 Revolving Credit Note, and the Companies shall deliver such intercompany promissory note to Bank One as security for the amounts due hereunder and under the Revolving Credit Notes.

          1.14. Section 5.1 shall be amended and restated in its entirety as follows:

           5.1. ENCUMBERING ASSETS. Companies and Subsidiaries shall not create, incur, assume or permit to continue any mortgage, pledge, encumbrance, lien or charge of any kind upon or security interest in any of their or any Subsidiary's property or assets, whether now owned or hereafter acquired, except (i) the Pledge Agreement contemplated hereby (as set forth in Section 6.4 of the Third Amendment to Loan Agreement dated June 1, 1998),

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

                 (ii) purchase money liens for fixed assets not to exceed an aggregate amount of Three Million Dollars ($3,000,000), and
                 (ii) Permitted Liens as defined herein. Companies and Subsidiaries shall not grant a "negative pledge" of assets, exemplified by the preceding sentence, to any Person other than Bank One.

          1.15. Section 5.2 shall be amended and restated in its entirety as follows:

                 5.2. INCURRING OTHER DEBT. Companies and Subsidiaries shall not create, incur, assume or suffer to exist any Funded Debt or Current Debt except: (1) debt represented by the Notes; (2) other indebtedness to Bank One; (3) purchase money debt for fixed assets or Seller financing of acquisitions which shall not exceed an aggregate amount of Three Million Dollars ($3,000,000); and (4) unsecured indebtedness to trade creditors arising out of the ordinary course of Companies' and Subsidiaries' business.

          1.16. Section 5.9 shall be amended and restated in its entirety as follows:

                 5.9. AMOUNT OF CONSOLIDATED TANGIBLE NET WORTH. Companies shall not permit Consolidated Tangible Net Worth to be less than:

                 (a) $11,500,000 from the date of the Third Amendment until June 29, 1998;

                 (b)     $13,500,000 from June 30, 1998 until June 29,
                         1999;

                 (c)     $17,500,000 from June 30, 1999 until June 29,
                         2000; and

                 (d)     $20,000,000 from and after June 30, 2000.

          1.17. Section 5.10 shall be amended and restated in its entirety as follows:

                 5.10. LEVERAGE RATIO. Companies shall not permit the Consolidated Leverage Ratio to exceed the ratio of:

                 (a) 3.00 to 1.00 from the date of the Third Amendment to June 29, 1998;

                 (b)     2.50 to 1.00 from June 30, 1998 until June 29,
                         1999; and

                 (c)     2.00 to 1.00 from June 30, 1999 and thereafter.

          1.18. Section 5.12 shall be amended and restated in its entirety as follows:

                 5.12. CURRENT RATIO. Companies shall not permit the Consolidated Current Ratio to be less than:

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

                 (a) 1.25 to 1.00 from the date of the Third Amendment until December 31, 1998; and

                 (b)     1.50 to 1.00 thereafter.

          1.19   A new Section 5.13 shall be added to the Agreement as follows:

                 5.13. FUNDING. The Companies shall not use the proceeds of the Revolving Credit Notes to fund any Non-Obligor Subsidiary acquisitions or non-operational purposes or obligations other than operating cash flow of such Non-Obligor Subsidiary.

          1.20.  A new Section 5.14 shall be added to the Agreement as follows:

                 5.14. ROYALTY AGREEMENTS. The form of royalty agreement in place between the Companies and each of the Subsidiaries is attached hereto as Exhibit 5.14. The Companies shall not materially change, amend or modify this royalty agreement or any term thereof without the prior written consent of Bank One. After the occurrence of an Event of Default hereunder, the Companies shall enforce each royalty agreement to require payment to be made by each Subsidiary, as long as the Subsidiary has positive net worth, calculated without intercompany liabilities.

          1.21. In Section 8, the definition of "Current Assets," "Current Liabilities", "Debt Service Coverage Ratio", "Guarantors" and "Revolving Credit Note" shall be amended and restated in its entirety as follows:

                 "Current Assets" and "Current Liabilities" shall mean the current assets and current liabilities of the companies, all determined in accordance with generally accepted accounting principles applied on a consistent basis; PROVIDED, HOWEVER, that "Current Assets" shall exclude all prepaid items and "Current Liabilities" shall include all deferred revenue and the current portion of deferred taxes.

                 "Debt Service Coverage Ratio" shall mean the ratio of (a) net income after tax plus depreciation and amortization plus interest expense minus capitalized software minus capital expenditures to (b) current maturities of long term debt plus interest expense, all determined in accordance with generally accepted accounting principles applied on a consistent basis. The current maturities of long term debt under the Revolving Credit Note shall be determined on a pro forma basis assuming that the then-current principal balance of the Revolving Credit Note would be amortized, on a straight line basis, over 60 months.

                 "Guarantors" shall mean Pritsker Corporation, Symix Computer Systems (Canada), Inc., Symix (UK) Ltd., Symix Computer Systems (UK) Ltd., Symix Systems B.V. and Symix Computer Systems (Mexico) S. De R.L. De C.V.

                 "Revolving Credit Notes" is defined in Section 1.1.2.

          1.22.  The following definitions shall be added to Section 8:

                 "Account" means and includes all accounts (whether or not earned by performance), contract rights, chattel paper, instruments, documents, general intangibles (including, without limitation, tax refunds and tax refund claims) and all other forms of obligations owing to either of the Companies, whether secured or unsecured, whether now existing or hereafter created, by account debtors whose principal place of business is the United States of America, and all guaranties and other security therefor, all merchandise returned to or repossessed by either of the Companies, and all rights of stoppage in transit and all other rights and remedies of an unpaid vendor, lienor or secured party.

                 "Borrowers" means the Companies, Symix Systems Ontario, Inc., an Ontario corporation and Visual Applications Software, Inc., an Ontario corporation.

                 "Borrowing Base" means the Net Value of Eligible Accounts.

                 "Borrowing Base Certificate" means a certificate, in the form required by Bank One, signed by a duly authorized officer of the Companies, that computes the Borrowing Base, together with any memo of returns and credits, remittance report, schedule of Accounts and such other supporting documents and materials which Bank One, in its sole discretion, may require to be delivered with such certificate.

                 "Eligible Account" means each Account of SCSI which, at the time of determination, meets all the following qualifications: (a) SCSI has lawful and absolute title to such Account, and such Account is not subject to any lien charge or encumbrance ("Lien") whatsoever; (b) SCSI has the full unqualified right to grant a Lien in such Account to Bank One; (c) the Account is evidenced by an invoice issued to the proper account debtor (a "Customer") and is not evidenced by any instrument or chattel paper; (d) the Account arose from the sale of goods or services by SCSI in the ordinary course of business, which goods or services have been shipped or delivered to the Customer under such Account; and such sale was an absolute sale and not on consignment, approval or a sale-and-return basis;

                 (e) no notice of the bankruptcy, receivership, reorganization or insolvency of the Customer has been received by SCSI; (f) the Account is a valid, legally enforceable obligation of the Customer, and is not subject to any dispute, offset, counterclaim, or other defense on the part of such Customer; (g) the terms of the Account require payment no more than 120 days from the date an invoice is issued and the Account is less than 121 days past due; (h) the Customer on the Account is not (1) the United States of America or any foreign government, or any department, agency or instrumentality thereof (unless SCSI and Bank One shall have fully complied with the Assignment of Claims Act of 1940, as amended, or any other applicable law governing government Accounts, with respect to such Account), (2) SCSI, or any affiliated company or Subsidiary,
                 (3) located outside the United States, or (4) indebted to SCSI in an amount, which when added to all other amounts then owed to SCSI by any affiliate of such Customer, exceeds 50% of the amount of all then outstanding Eligible Accounts;
                 (i) SCSI is not indebted to the Customer on the Account (or any affiliate of such Customer) for any goods provided or services rendered to SCSI; (j) the Account is not owing by any Customer with 50% or more of the value of its outstanding Accounts not qualifying as Eligible Accounts;
                 (k) the Account is an Account representing all or part of the sales price of merchandise, insurance and service within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended; (l) a purchase of the Account would constitute a "current transaction" within the meaning of
                 Section 3(a)(3) of the Securities Act of 1933, as amended; and (m) the Account is denominated and payable only in United States dollars in the United States.

                 "Net Value of Eligible Accounts" means (a) 85% of the lower of the book value or collectible value of Eligible Accounts, as reflected in the Borrower's books in accordance with GAAP, net of all credits, discounts and allowances (including all unissued credits in the form of a competitive allowance or otherwise).

                 "Non-Obligor Subsidiary" means Symix Asia Company Ltd., Symix Computer Systems (Hong Kong) Ltd., Symix Computer Systems (Singapore) Pte. Ltd., Symix Computer Systems (Australia) Pty. Ltd., Symix Computer Systems (Malaysia) Sdn Bhd., Symix New Zealand, Ltd., Symix Italia, S.p.A. and any other Subsidiary created after January 31, 1998 that does not have a tangible net worth in excess of $250,000.

     SECTION 2. GOVERNING LAW. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

     SECTION 3. COSTS AND EXPENSES. All fees, costs or expenses, including reasonable fees and expenses of outside legal counsel, incurred by Bank One in connection with either the preparation, administration, amendment, modification or enforcement of this Third Amendment shall be paid by the Companies on request, PROVIDED, HOWEVER, that Bank One and its outside legal counsel will provide the Companies good faith estimates of the cost of legal services in connection with the amendment or modification of this Third Amendment.

     SECTION 4. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     SECTION 5. CONFESSION OF JUDGMENT. Each Company hereby authorizes any attorney at law to appear for the Company, in an action on this Third Amendment, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Company and to confess judgment in favor of the holder of this Third Amendment or the party entitled to the benefits of this Third Amendment against the Company for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered. No judgment against one Company shall preclude Bank One from taking a confessed judgment against the other Company.

     SECTION 6. CONDITIONS PRECEDENT. Simultaneously with the execution hereof, Bank One shall receive all of the following, each dated the date hereof, in form and substance satisfactory to Bank One:

          6.1. Certified copies of (a) the resolutions of the board of directors of each Company evidencing authorization of the execution, delivery, and performance of this Third Amendment, the Revolving Credit Note, the other documents set forth in this Section 6 and such other instruments and agreements contemplated thereby; and (b) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Third Amendment or the transactions contemplated hereby.

          6.2. The $13,000,000 Revolving Credit Note, and the $2,000,000 Revolving Credit Note, each dated as of the date hereof, issued by the Companies and the Borrowers, respectively.

          6.3. Consents of each of the Guarantors accompanied by (a) certified copies of the resolutions of each Guarantor's board of directors evidencing the authorization of the execution, delivery and performance of such consent and (b) an incumbency certificate of such Guarantor.

          6.4. The Pledge Agreement between the Companies and Bank One, dated as of the date hereof.

          6.5. The Assignment of Intercompany Note, dated as of the date hereof.

          6.6.   A closing fee in the amount of $37,500.

          6.7. Such other documents as Bank One may, in its reasonable discretion, so require.

     SECTION 7. BANK ONE CONSENT. Bank One hereby consents to the Companies entering into the Agreement with Mitsui dated June 5, 1998.

     SECTION 8. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The Companies hereby expressly acknowledge and confirm that the representations and warranties of the Company set forth in Section 3 of the Agreement are true and accurate on this date with the same effect as if made on and as of this date; that no financial condition or circumstance exists which would inevitably result in the occurrence of an Event of Default under
Section 6 of the Agreement; and that no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Section 6 of the Agreement.

     SECTION 9. REAFFIRMATION OF DOCUMENTS. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, and all security agreements, pledge agreements, mortgage deeds, assignments, subordination agreements, or other instruments or documents executed in connection with the Agreement, including provisions for the payment of the Notes pursuant to the terms of the Agreement. This Third Amendment does not constitute the extinguishment of any obligation or indebtedness previously incurred, nor does it in any manner affect or impair any security interest granted to Bank One, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.

     The Companies have executed this Third Amendment as of the date first above written.

SYMIX SYSTEMS, INC.                      SYMIX COMPUTER SYSTEMS, INC.



By /s/ Lawrence W. DeLeon               By: /s/ Lawrence W. DeLeon
  ----------------------------------      ------------------------------------
Name: Lawrence W. DeLeon                Name:  Lawrence W. DeLeon
Its:  Vice President, Chief Financial   Its:   Vice President, Chief
      Officer and Secretary                    Financial Officer and Secretary

-------------------------------------------------------------------------------
WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE
USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
-------------------------------------------------------------------------------

BANK ONE, NA


By: /s/ Kimberley C. Currie
   --------------------------------------
Name:   Kimberley C. Currie
Its:    Vice President

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                                  Exhibit A-4

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
$13,000,000                                                      Columbus, Ohio
                                                                   June 1, 1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

     On or before March 31, 2001, for value received, the undersigned, SYMIX SYSTEMS, INC., an Ohio corporation and SYMIX COMPUTER SYSTEMS, INC., an Ohio corporation (individually, a "Company" and, collectively, the "Companies") hereby jointly and severally promise to pay to the order of Bank One, NA, a national association (the "Bank") or its assigns, as further provided herein, the principal amount of Thirteen Million Dollars ($13,000,000) or, if such principal is less, the aggregate unpaid principal amount of all loans made by the Bank to the Companies pursuant to the Credit Commitment under the Agreement referred to in Section 1 hereof, together with interest on the unpaid principal balance from time to time outstanding hereunder until paid in full at the rates determined in accordance with the provisions of Section
1.1.4 of the Agreement, payable as set forth in the Agreement. Both principal and interest are payable in federal funds or other immediately available money of the United States of America at the Main Office of the Bank, 100 East Broad Street, Columbus, Ohio 43271-0170. This Amended and Restated Revolving Credit Note amends and restates in its entirety the Amended and Restated Revolving Credit Note issued to the Bank by the Companies dated March 4, 1998, the Amended and Restated Revolving Credit Note issued to the Bank by the Companies dated August 13, 1997 and the Revolving Credit Note issued to the Bank by the Companies dated May 20, 1996.

     SECTION 1.  LOAN AGREEMENT.  This Amended and Restated Revolving Credit
Note is the $13,000,000 Revolving Credit Note referred to in the Loan Agreement dated as of May 20, 1996 as amended by First Amendment dated August 13, 1997, Second Amendment dated March 4, 1998 and Third Amendment dated as of the date hereof (the "Agreement") between the Companies and the Bank, as the same may be amended, modified or supplemented from time to time, which Agreement, as amended, is incorporated by reference herein. All capitalized terms used herein shall have the same meanings as are assigned to such terms in the Agreement. This Amended and Restated Revolving Credit Note is entitled to the benefits of and is subject to the terms, conditions and provisions of the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, and also for repayments and reborrowings on account of the principal hereof prior to maturity upon the terms, conditions and provisions specified.

     SECTION 2. WAIVER OF PRESENTMENT. The Companies hereby waive presentment, demand, notice, protest, notice of protest, notice of dishonor and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     SECTION 3. CONFESSION OF JUDGMENT. The Companies hereby authorize any attorney at law to appear for the Companies, in an action on this Note, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Companies and to confess judgment in favor of the holder of this Note against the Companies for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered. No judgment against one Company shall impair the Bank's right to receive a confession of judgment against the remaining Company.

     SECTION 4. WAIVER OF JURY TRIAL. THE BANK AND THE COMPANIES HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE BANK AND THE COMPANIES ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANIES AND THE BANK IN CONNECTION WITH ANY LOAN DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO ENTER INTO THE FINANCING TRANSACTIONS WITH COMPANIES. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE BANK'S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN OR IN ANY OTHER DOCUMENT RELATED HERETO.

     SECTION 5. NATURE OF OBLIGATIONS. The obligations of the Companies hereunder (the "Obligations") are joint and several and a separate action or actions may be brought and prosecuted against either Company regardless of whether any action is brought against the other Company or whether the other Company is joined in any such action(s). The Companies may be sued together or either of them may be sued separately without first, contemporaneously or subsequently, suing the other. The Bank may compromise with either of the Companies for less than all of the amounts owing hereunder and under the Loan Documents and release either of the Companies from all further liability to the Bank for the amounts owing hereunder and under the Agreement all without impairing the rights of the Bank to demand and collect the balance of the amounts owing hereunder and under the Agreement from the other Company not so sued or released. There shall be no duty or obligation of the Bank to exhaust any remedy in law or in equity against either Company before bringing suit or instituting proceedings of any kind against the other Company. The Companies and all sureties, endorsers and guarantors of this Amended and Restated Revolving Credit Note (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting this Amended and Restated Revolving Credit Note, (b) agree to any release of any party primarily or secondarily liable thereon, and (c) consent to any extension or postponement of time of payment of this Amended and Restated Revolving Credit Note and to any other indulgence with respect hereto without notice thereof to any of them.

     The Obligations hereunder are irrevocable and may only be discharged by the full and timely payment of the amounts owing by the Companies hereunder and thereunder and will not be discharged, released, altered or modified by any other action or omission of any Person, on any one or more occasions, including, without limitation (a) the amendment, modification or waiver of the Agreement or any performance due hereunder or thereunder, (b) the impairment, grant, exchange, release, surrender or disposal of any collateral, (c) the release or discharge of a Company's Obligations, (d) the existence or assertion by either Company of any personal defense to its obligations including, without limitation, bankruptcy, (e) the exercise, pursuit or waiver of any right or remedy that the Bank may have at any time, (f) the Bank's failure to give notice to either Company of the occurrence of any default in the Company's performance hereunder or under the Agreement, (g) the taking or omission to take any action hereunder or under the Agreement, (h) the Bank's release or discharge of any guaranty or accommodation with respect to the Obligations, (i) the impossibility or illegality of performance by the Companies or (j) any change in the corporate organization of the Bank.

     If either Company at any time shall pay any sums on account of any Obligation or take any other action in performance of any Obligation, such Company shall be subrogated to the rights, powers, privileges and remedies of the Bank in respect of such Obligation; PROVIDED that all such rights of subrogation and all claims and indebtedness arising therefrom shall be, and the Company hereby agrees that the same are, and shall be at all times, in all respects subordinate and junior to the Banks claims for all the Obligations, and PROVIDED, FURTHER, that the Company hereby agrees that it shall not seek to exercise any such rights of subrogation, reimbursement, exoneration, or indemnity whatsoever or any rights of recourse to any security for any of the Obligations unless or until all the Obligations shall have been indefeasibly paid in full. The waivers, representations, warranties, covenants and agreements contained in this paragraph are for the benefit of and may be enforced by the Bank and such Company and their respective successors and assigns, including without limitation any trustee in bankruptcy of such Company.

-------------------------------------------------------------------------------
WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER
FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
-------------------------------------------------------------------------------

SYMIX SYSTEMS, INC.                       SYMIX COMPUTER SYSTEMS, INC.

By /s/ Lawrence W. DeLeon                 By: /s/ Lawrence W. DeLeon
  -------------------------------------      ----------------------------------
Name:  Lawrence W. DeLeon                    Name:  Lawrence W. DeLeon
Its:   Vice President, Chief Financial       Its:   Vice President, Chief
       Officer and Secretary                        Financial Officer and Secretary

                                   EXHIBIT A-5

                              REVOLVING CREDIT NOTE

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 $2,000,000                                                     Columbus, Ohio
                                                                  June 1, 1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

     On or before March 31, 2001, for value received, the undersigned, SYMIX SYSTEMS, INC., an Ohio corporation ("SSI"), SYMIX COMPUTER SYSTEMS, INC., an Ohio corporation ("SCSI"), SYMIX SYSTEMS ONTARIO, INC., an Ontario corporation ("SSO") and VISUAL APPLICATIONS SOFTWARE, INC., an Ontario corporation ("VAS") (individually, a "Borrower" and, collectively, the "Borrowers") hereby promise to pay to the order of Bank One, NA, a national association (the "Bank") or its assigns, as further provided herein, the principal amount of Two Million Dollars ($2,000,000) or, if such principal is less, the aggregate unpaid principal amount of all loans made by the Bank to the Borrowers pursuant to the Credit Commitment less any amounts loaned to SSI and SCSI (the "Companies") under the $13,000,000 Amended and Restated Revolving Credit Note dated as of the date hereof under the Agreement referred to in Section 1 hereof, together with interest on the unpaid principal balance from time to time outstanding hereunder until paid in full at the rates determined in accordance with the provisions of Section 1.1.4 of the Agreement, payable as set forth in the Agreement. Both principal and interest are payable in federal funds or other immediately available money of the United States of America at the Main Office of the Bank, 100 East Broad Street, Columbus, Ohio 43271-0170. Proceeds from borrowings under this Note are to be used solely to fund the operations of SS0 and VAS, whether borrowed by VAS, SSO or the Companies.

     SECTION 1. LOAN AGREEMENT. This Revolving Credit Note is the $2,000,000 Revolving Credit Note referred to in the Loan Agreement dated as of May 20, 1996 as amended by First Amendment dated August 13, 1997, Second Amendment dated March 4, 1998 and Third Amendment dated as of the date hereof (the "Agreement") between the Companies and the Bank, as the same may be amended, modified or supplemented from time to time, which Agreement, as amended, is incorporated by reference herein. All capitalized terms used herein shall have the same meanings as are assigned to such terms in the Agreement. This Revolving Credit Note is entitled to the benefits of and is subject to the terms, conditions and provisions of the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, and also for repayments and reborrowings on account of the principal hereof prior to maturity upon the terms, conditions and provisions specified.

     SECTION 2. WAIVER OF PRESENTMENT. The Borrowers hereby waive presentment, demand, notice, protest, notice of protest, notice of dishonor and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     SECTION 3. CONFESSION OF JUDGMENT. The Borrowers hereby authorize any attorney at law to appear for the Borrowers, in an action on this Note, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Borrowers and to confess judgment in favor of the holder of this Note against the Borrowers for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered. No judgment against one Borrower shall impair the Bank's right to receive a confession of judgment against any of the remaining Borrowers.

     SECTION 4. WAIVER OF JURY TRIAL. THE BANK AND THE COMPANIES HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE BANK AND THE COMPANIES ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANIES AND THE BANK IN CONNECTION WITH ANY LOAN DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO ENTER INTO THE FINANCING TRANSACTIONS WITH COMPANIES. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE BANK'S ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN OR IN ANY OTHER DOCUMENT RELATED HERETO.

     SECTION 5. NATURE OF OBLIGATIONS. The obligations of the Borrowers hereunder (the "Obligations") are joint and several and a separate action or actions may be brought and prosecuted against any Borrower regardless of whether any action is brought against any other Borrower or whether the other Borrower is joined in any such action(s). The Borrowers may be sued together or either of them may be sued separately without first, contemporaneously or subsequently, suing the other. The Bank may compromise with any of the Borrowers for less than all of the amounts owing hereunder and under the Loan Documents and release any of the Borrowers from all further liability to the Bank for the amounts owing hereunder and under the Agreement all without impairing the rights of the Bank to demand and collect the balance of the amounts owing hereunder and under the Agreement from any other Borrower not so sued or released. There shall be no duty or obligation of the Bank to exhaust any remedy in law or in equity against any Borrower before bringing suit or instituting proceedings of any kind against any other Borrower. The Borrowers and all sureties, endorsers and guarantors of this Revolving Credit Note (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting this Revolving Credit Note, (b) agree to any release of any party primarily or secondarily liable thereon, and (c) consent to any extension or postponement of time of payment of this Revolving Credit Note and to any other indulgence with respect hereto without notice thereof to any of them.

     The Obligations hereunder are irrevocable and may only be discharged by the full and timely payment of the amounts owing by the Borrowers hereunder and thereunder and will not be discharged, released, altered or modified by any other action or omission of any Person, on any one or more occasions, including, without limitation (a) the amendment, modification or waiver of the Agreement or any performance due hereunder or thereunder, (b) the impairment, grant, exchange, release, surrender or disposal of any collateral, (c) the release or discharge of a Borrower's Obligations, (d) the existence or assertion by any Borrower of any personal defense to its obligations including, without limitation, bankruptcy, (e) the exercise, pursuit or waiver of any right or remedy that the Bank may have at any time, (f) the Bank's failure to give notice to any Borrower of the occurrence of any default in any Borrower's performance hereunder or under the Agreement, (g) the taking or omission to take any action hereunder or under the Agreement, (h) the Bank's release or discharge of any guaranty or accommodation with respect to the Obligations,
(i) the impossibility or illegality of performance by the Borrowers or (j) any change in the corporate organization of the Bank.

     If any Borrower at any time shall pay any sums on account of any Obligation or take any other action in performance of any Obligation, such Borrower shall be subrogated to the rights, powers, privileges and remedies of the Bank in respect of such Obligation; PROVIDED that all such rights of subrogation and all claims and indebtedness arising therefrom shall be, and the Borrower hereby agrees that the same are, and shall be at all times, in all respects subordinate and junior to the Banks claims for all the Obligations, and PROVIDED, FURTHER, that the Borrower hereby agrees that it shall not seek to exercise any such rights of subrogation, reimbursement, exoneration, or indemnity whatsoever or any rights of recourse to any security for any of the Obligations unless or until all the Obligations shall have been indefeasibly paid in full. The waivers, representations, warranties, covenants and agreements contained in this paragraph are for the benefit of and may be enforced by the Bank and such Borrower and their respective successors and assigns, including without limitation any trustee in bankruptcy of such Borrower.

     The undersigned executed this Revolving Credit Note as of the day and year first set forth above.

SYMIX SYSTEMS ONTARIO, INC.        VISUAL APPLICATIONS SOFTWARE, INC.


  By                                       By:
    -------------------------------           ------------------------------
Name: Lawrence W. DeLeon                  Name:  Lawrence W. DeLeon
Its:  Vice President, Chief Financial     Its:   Vice President, Chief Financial
      Officer and Secretary                      Officer and Secretary

-------------------------------------------------------------------------------
WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER
FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
-------------------------------------------------------------------------------

SYMIX SYSTEMS, INC.                SYMIX COMPUTER SYSTEMS, INC.


  By                                       By:
    -------------------------------           ------------------------------
Name: Lawrence W. DeLeon                  Name:  Lawrence W. DeLeon
Its:  Vice President, Chief Financial     Its:   Vice President, Chief Financial
      Officer and Secretary                      Officer and Secretary

                                    Exhibit 4.3

                              [Compliance Certificate
                                     TO FOLLOW]

                                   Exhibit 5.14

                             [Form of Royalty Agreement
                                     TO FOLLOW]


                                       52